Supplement dated August 11, 2023, to the Updating Summary Prospectus and Prospectus dated May 1, 2023, for MONY Custom Master variable annuity contracts issued by
Equitable Financial Life Insurance Company of America
Equitable America Variable Account A

Supplement dated August 11, 2023, to the Updating Summary Prospectus and Prospectus dated May 1, 2023, for MONY Custom Equity Master and MONY Equity Master variable universal life policies issued by
Equitable Financial Life Insurance Company of America
Equitable America Variable Account L

This Supplement amends certain information in your variable annuity contract (“Contract”) and variable universal life policy (“Policy”) prospectuses (the “Prospectus”). Please read this Supplement carefully and keep it with your Prospectus for future reference.

Important Notice Regarding the Reorganization of Several EQ Premier VIP Trust Portfolios
The Board of Trustees of the EQ Premier VIP Trust (the “VIP Trust”) approved a form of Agreement and Plan of Reorganization and Termination to reorganize VIP Trust Portfolios (the “Acquired Portfolio”) into newly created Portfolios (the Acquiring Portfolio”) of the EQ Advisors Trust (the “EQ Trust”) that are substantially identical to the Acquired Portfolios (the “Reorganizations”). The Reorganizations are subject to approval and will be submitted to Acquired Portfolio Contract/Policy Owners for their consideration at a special shareholder meeting to be held on or about October 23, 2023. If approved, the Reorganizations are expected to take place early November 2023 (the “Closing Date”).  The list of Acquired Funds and corresponding Acquiring Funds are shown in the table below:
VIP Trust – Acquired Portfolios	EQ Trust - Acquiring Portfolios*
EQ/Aggressive Allocation Portfolio	EQ/Aggressive Allocation Portfolio
EQ/Conservative Allocation Portfolio	EQ/Conservative Allocation Portfolio
EQ/Conservative-Plus Allocation Portfolio	EQ/Conservative-Plus Allocation Portfolio
EQ/Moderate Allocation Portfolio	EQ/Moderate Allocation Portfolio
EQ/Moderate-Plus Allocation Portfolio	EQ/Moderate-Plus Allocation Portfolio
* Equitable Investment Management Group, LLC serves as the investment adviser for the Acquired Portfolios and the Acquiring Portfolios and will continue to serve as the investment adviser for the Acquiring Portfolios after the Reorganizations.
Contract/Policy Owners of each Acquired Portfolio will vote separately on each Reorganization, and a Reorganization will only occur if approved. On the Closing Date, after the close of business, your Fund Value in the sub-account invested in each Acquired Portfolio at the time of the Reorganization will become invested in the sub-account that invests in the corresponding class of an Acquiring Portfolio, and the Acquired Portfolio will liquidate, cease operations, and will no longer be available for investment. You may continue to allocate or transfer into or out of the Acquired Portfolios until the Closing Date. Any allocation instruction you have on file that includes the Acquired Portfolios will be automatically updated with the corresponding Acquiring Portfolio after the Closing Date.
A combined Proxy Statement/Prospectus will be sent to Contract/Policy Owners invested in the Acquired Portfolios requesting their vote on the proposal, which will include a full discussion of the Reorganizations and the factors the Board of Trustees considered in approving the proposal.
Your rights and obligations under the Contract/Policy and your Fund Value will not change as a result of the Reorganizations. The fees and charges under the Contract/Policy will not change and there are no tax consequences to you as a result of the Reorganizations.

As of the Closing Date, this Supplement amends your Prospectus by removing all references to the Acquired Funds as Investment Options under the Contract. As of the Closing Date, the Acquiring Funds will be added as Investment Options under your Contract/Policy.
If you have any questions regarding this Supplement or if you wish to receive prospectuses for the Acquired Funds, or other Funds available under your Contract/Policy, you may contact us by writing or calling Protective Life at P.O. Box 1854, Birmingham, AL 35201-1854 or toll free at 800-487-6669. You may also obtain Acquired Fund and other Fund prospectuses online at www.protective.com/productprospectus by selecting your Contract/Policy then “Investment Options.” Please work with your financial representative to determine if your existing allocation instructions should be changed before or after the Closing Date.

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